SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 15, 1998

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                              AETRIUM INCORPORATED

             (Exact name of registrant as specified in its charter)

        Minnesota                    0-22166                     41-1439182
(State of Incorporation)           (Commission                (I.R.S. Employer
                                   File Number)              Identification No.)



               2350 Helen Street, North St. Paul, Minnesota 55109
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (612) 704-1800

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                On April 1, 1998, Aetrium Incorporated ("Company") acquired substantially all of the assets of the semiconductor equipment division ("Equipment Division") of WEB Technology, Inc., a Delaware corporation ("WEB"). In addition, the Company assumed certain liabilities related to the Equipment Division business. The Equipment Division is engaged in the business of developing, manufacturing and distributing a variety of equipment used in the semiconductor industry, including burn-in board loaders/unloaders, test handlers, acceleration test equipment, gross leak detection equipment and preconditioning equipment, as well as certain automated handling components supplied to other equipment manufacturers. The purchase was effected through the Company's wholly-owned subsidiary, Aetrium-WEB Technology, LP ("Subsidiary"). The Company intends to continue the same use of the acquired assets through the Subsidiary.

        The acquisition was made pursuant to an Asset Purchase Agreement dated March 20, 1998 by and between the Company and WEB. The total consideration paid by the Company for the assets acquired, which was determined through negotiation, was $7,835,000 in cash (of which $7,335,000 was paid on April 1, 1998 and $500,000 is expected to be paid prior to June 30, 1998, subject to any post-closing adjustments to the purchase price) and 900,000 shares of Common Stock of the Company. Assumed liabilities related to the Equipment Division are not expected to exceed $800,000 in the aggregate. Funds used for the acquisition of the Equipment Division were from cash generated from operations of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        a.      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        The registrant has determined that it is impracticable to provide the required historical financial statements of the Equipment Division at this time. The registrant will file the required historical financial statements of the Equipment Division under a Form 8-K/A as soon as practicable, but in any event within 60 days after the date hereof.

        b.      PRO FORMA FINANCIAL INFORMATION.

        The registrant has determined that it is impracticable to provide the required pro forma financial information regarding the acquisition of the Equipment Division at this time. The registrant will file the required pro forma financial information under a Form 8-K/A as soon as practicable, but in any event within 60 days after the date hereof.

        c.      EXHIBITS.

        2.1 Asset Purchase Agreement between Aetrium Incorporated and WEB Technology, Inc. dated March 20, 1998. Schedules and exhibits to the Asset Purchase Agreement are omitted and will be provided to the Commissioner upon request.

        99.1    Press Release of the registrant dated April 1, 1998.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AETRIUM INCORPORATED



Dated: April 15, 1998                     By /s/ Joseph C. Levesque
                                             -----------------------------------
                                             Joseph C. Levesque
                                             Chief Executive Officer and
                                             President

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                                INDEX TO EXHIBITS


Item                                                          Method of Filing
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2.1   Asset Purchase Agreement between Aetrium              Filed electronically
      Incorporated and WEB Technology, Inc. dated March     herewith.
      20, 1998.

99.1  Press Release of the registrant dated April 1, 1998.  Filed electronically herewith.